Exhibit 10.30

[Pursuant to Item 601(b)(10) of Regulation S-K, certain confidential portions of this exhibit have been omitted by means of marking such portions with asterisks as the identified confidential portions (i) are not material and (ii) would be competitively harmful if publicly disclosed.]

21 May 2018

From:	F-star Gamma Limited (“Gamma”)
Eddeva B920
Babraham Research Campus
Cambridge CB22 3AT

F-star Biotechnology Limited (“Ltd”)
Eddeva B920
Babraham Research Campus
Cambridge CB22 3AT

F-star Biotechnologische Forschungs-und Entwicklungsges.m.b.h (“GmbH”)
C/O – F-start Biotechnology Limited
Eddeva B920
Babraham Research Campus
Cambridge CB22 3AT

To:	Denali Therapeutics Inc. (“Denali”)
201 Gateway Boulevard
South San Francisco
CA, United States
Attention: Ryan Watts, CEO

Re:	Exercise of Buy-out Option pursuant to the Collaboration Agreements

Dear Ryan,

As you know, since 2016 Denali and F-star have developed a collaborative and productive business relationship. As Denali prepares to execute the Buy-out Option Agreement (as defined in the LCA) pursuant to Section 7.1 of the LCA the Parties have discussed the progress of the Denali Fcabs and have agreed various clarifications and some amendments to the LCA and the Gamma IP Licence.

These clarifications and amendments reflect the precise Fcab development path and timings which has arisen since the original agreements were signed.

CONFIDENTIAL	1

[F-star Letterhead]

Capitalized terms used in this letter agreement (the “Letter”) but not defined herein have the meanings set forth in the LCA.

“F-star Parties”	means Gamma, GmbH and Ltd

“Gamma IP License”	means the Amended and Restated Gamma IP License Agreement between Ltd and Gamma dated 24 August 2016.

“LCA”	means the License and Collaboration Agreement between Denali, Gamma, GmbH and Ltd dated 24 August 2016

“Second Accepted Fcab Target	means the Target listed as the Second Fcab Target in the table set out in paragraph 1.2.1 of this letter or any Target which replaces such Target following a substitution pursuant to paragraph 1.2.3 of this letter.

“Third Accepted Fcab Target	means the Target listed as the Third Fcab Target in the table set out in paragraph 1.2.1 of this letter or any Target which replaces such Target following a substitution pursuant to paragraph 1.2.3 of this letter.

Based on our recent discussions, Denali and the F-star Parties have agreed as follows. This Letter shall be effective upon signature by all of the parties with a signature line provided below, effective as of the date of the last such signature (the “Letter Effective Date”).

1.1

Exclusivity Fees. The Parties have agreed that no Denali Fcab Delivery Notice has been received by Gamma as of the Letter Effective Date and as such, the requirement that Denali make payments to Gamma pursuant to Section 9.4 or Section 9.5 of the License Agreement has not arisen as of the Letter Effective Date and that, provided Denali acquires the shares of Gamma pursuant to the Buy-Out Option Agreement by 1 September 2018, shall not arise during the process of the Buy-Out Option exercise.

1.2	Target Nomination and Fcab Selection.

1.2.1	Target Selection. Upon the Letter Effective Date, the following target shall be the second Accepted Fcab Target:

Second Accepted Fcab Target
Target	[***]
Entrez Gene ID	[***]
HUGO ID	[***]
Common Synonyms	[***]

CONFIDENTIAL	2

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request

[F-star Letterhead]

At any time after the Letter Effective Date (but not later than [***] and subject to Section 1.2.5 of this Letter), Denali shall have the right to nominate the third Accepted Fcab Target using the same gatekeeping process as set out in Article 3 of the Gamma IP Licence. For clarity, Denali is paying the selection payment for the third Accepted Fcab Target in advance pursuant to Section 1.2.2 of this Letter, so no additional selection payment shall be due upon Denali’s nomination (or subsequent clearance) of the third Accepted Fcab Target. For clarity, after the nomination (and clearance) of the third Accepted Fcab Target, the substitution right under Section 1.2.3 shall apply to the third Accepted Fcab Target in accordance with the terms of Section 1.2.3.

1.2.2

Target Selection payment payable to Ltd. Denali and the F-star Parties hereby agree that (i) [***] Denali shall pay to Ltd the sum of six million dollars ($6,000,000) within [***] hereof; and (ii) the provisions of Section 9.3 of the LCA shall no longer apply.

1.2.3

Substitution of Accepted Fcab Target. In addition to Denali’s and Gamma’s rights to [***] pursuant to [***] and [***] Gamma shall have the right to substitute (i) the Second Accepted Fcab Target [***] and (ii) the Third Accepted Fcab Target [***] on the following terms:

(a)	Such substitution may not take place after Denali has given a written request to Ltd to [***] without the prior written consent of Ltd.

(b)

Such substitution shall be made using the same process as set out in Article 3 of the Gamma IP Licence except that the Fcab Target Nomination Notice shall name the Accepted Fcab Target being deselected by Gamma and the proposed Accepted Fcab Target being selected by Gamma. Such Fcab Target shall be subject to the same gatekeeping process as set out in Article 3 of the Gamma IP Licence.

(c)

On the receipt of the Gatekeeper Notice indicating that the proposed Accepted Fcab Target is not on the Unavailable Target List such proposed Accepted Fcab Target shall become an Accepted Fcab Target in place of the Second or Third (as the case may be) Accepted Fcab Target and the Accepted Fcab Target that was deselected shall cease to be an Accepted Fcab Target.

(d)

The Fcab Target Nomination Notice for the substitution of the Second or Third (as the case may be) Accepted Fcab Target according to this paragraph 1.2.3 of this Letter shall be received by Ltd: (i) in respect of the Second Accepted Fcab Target (as set out in the table above), before [***]; and (ii) in respect of the Third Accepted Fcab Target (as set out in the table above), before [***]. Any Fcab Target Nomination Notice received after the relevant date shall be invalid.

(e)	For the avoidance of doubt, Denali shall not be entitled to substitute the TfR Accepted Fcab Target.

CONFIDENTIAL	3

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request

[F-star Letterhead]

1.2.4

The Parties shall commence work on the preparation of an Fcab Discovery Plan in respect of the Second Accepted Fcab Target [***] following the [***] and the Parties shall commence work under such Fcab Discovery Plan on the written request of Denali. In the event that Denali has not requested Ltd to commence work under such Fcab Discovery Plan by [***] in respect of the Second Accepted Fcab Target, such Target would cease to be an Accepted Fcab Target and all of Denali’s rights and obligations under the LCA or the Gamma IP Licence in respect of the Second Accepted Fcab Target shall cease from such date and none of the F-star Parties shall have any obligation to Denali in respect of it.

1.2.5

The Parties shall commence work on the preparation of an Fcab Discovery Plan in respect of the Third Accepted Fcab Target on the written request of Denali. In the event that Denali has not requested Ltd to commence work under an Fcab Discovery Plan by [***] in respect of the Third Accepted Fcab Target, such Target would cease to be an Accepted Fcab Target and all of Denali’s rights and obligations under the LCA or the Gamma IP Licence in respect of the Third Accepted Fcab Target shall cease from such date and none of the F-star Parties shall have any obligation to Denali in respect of it.

1.3	Continuation of the Milestone Payments in respect of the LCA. The Parties to this letter agree that:

1.3.1

The obligation to make payments under Section 9.6 and 9.11 of the LCA shall be deleted from the LCA, and for clarity nothing is therefore owed under Sections 7.5.1 or 7.5.2 of the Gamma IP License with respect to the payments under Section 1.3.2 below.

1.3.2	Denali shall pay to Ltd, on an Accepted Fcab Target basis, the following one-time (per Accepted Fcab Target), [***],[***] milestone payments within [***] days after:

(a)

Fcab Delivery: (a) [***] if the Fcab Delivery was in the circumstances described in Section 4.3.1 of the LCA or (b) [***] if the Fcab Delivery was deemed achieved in the circumstances described in Section 4.3.2 of the LCA;

(b)

the first initiation of GMP manufacture of a Licensed Product with respect to such Accepted Fcab Target: (i) [***], and (ii) in the case Denali had only paid [***] under Section 1.3.2(a) above for the applicable Fcab Delivery, then an additional [***]; provided that this additional payment under clause (ii) shall only be due one (1) time with respect to a particular Fcab.

CONFIDENTIAL	4

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request

[F-star Letterhead]

1.3.3

Denali Fcab Payment Reductions. In the event that for a given Accepted Fcab Target, (i) the Proposed Fcab provided by Ltd to Denali fails to meet the Fcab Delivery Criteria for that Accepted Fcab Target (or Ltd was otherwise unable to provide to Denali a Proposed Fcab during the [***] period after Denali has transferred to Ltd all reagents and assays for Ltd to conduct the antigen validation (e.g. conclusion of Step 1, Antigens of Schedule 1.5.1 of the LCA for the TfR Fcab Discovery Plan or [***]) under the applicable Fcab Discovery Plan); (ii) Denali has provided to Ltd the Denali Fcab Notice with respect to a Denali Fcab for such Accepted Fcab Target; provided that solely for purposes of this Section 1.3.3 of this Letter the parties agree that this Letter will serve as the Denali Fcab Notice for TfR; and (iii) Ltd does not provide to Denali an Fcab against that Accepted Fcab Target which meets the relevant Fcab Delivery Criteria within the later of (a) [***] after Denali has transferred to F-star all reagents and assays for F-star to conduct the antigen validation (e.g. conclusion of Step 1, Antigens of Schedule 1.5.1 of the LCA for the TfR Fcab Discovery Plan or [***]) under the applicable Fcab Discovery Plan, and (b) [***] after the date Denali provides to Licensor the Denali Fcab Notice (the “Fcab Disclosure Period”); then all of the payments set out in paragraph 1.3.2 above in respect of the relevant Fcab and any such payment in respect of a mAb[2] incorporating such Fcab shall be reduced by [***] such that the amount payable is [***]. The Parties agree that the Fcab Disclosure Period for TfR Accepted Fcab Target shall expire upon [***]. If the Proposed Fcab for an Accepted Fcab Target failed to meet the Fcab Delivery Criteria, and Ltd subsequently provides to Denali during the Fcab Disclosure Period another Licensor Fcab for validation testing, then Denali shall only be obligated to conduct [***] additional validation experiment(s) for such additional Licensor Fcab, and if such additional Licensor Fcab does not meet the Fcab Delivery Criteria, then Licensor shall be responsible to reimburse Denali for its costs to conduct such additional validation experiment(s) in respect of [***] Licensor Fcab only. In addition, Ltd shall be entitled (but not obliged) to conduct, at its own cost, [***] validation experiment(s) for [***] Licensor Fcab in addition to the [***] Licensor Fcabs that are subject to the validation experiments carried out by Denali, provided such validation experiment(s) is carried out within the Fcab Disclosure Period. The above reduction shall not apply:

(a)

if Ltd delivers the sequence of an Fcab against such Accepted Fcab Target which within such period meets or subsequently is found to meet the Fcab Delivery Criteria prior to expiration of the Fcab Disclosure Period for such Accepted Fcab Target, and, upon the date of Fcab Delivery of such an Fcab, Denali shall pay to Ltd the difference between the amounts that were paid in respect of the Denali Fcab and the amounts that would have been paid if Denali had selected a Licensor Fcab. For clarity, if at the time the milestone payment due under Section 1.3.2(b) of this Letter becomes due with respect to an Accepted Fcab Target, Ltd has not yet delivered to Denali a Proposed

CONFIDENTIAL	5

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request

[F-star Letterhead]

Fcab that meets the Fcab Delivery Criteria for that Accepted Fcab Target, and Denali did not select a Licensor Fcab or Joint Fcab for such Accepted Fcab Target for the development of mAb[2] (as evidenced by initiation of GMP manufacture as described in clause (b) below), then the milestone payable under Section 1.3.2(b) by Denali shall be reduced by [***] such that the amount payable is [***], subject to Denali paying to Ltd the difference thereof if Ltd delivers a Fcab during the Fcab Disclosure Period that meets the Fcab Delivery Criteria as provided above in this clause (a);

(b)

if, notwithstanding that the Fcab against such Accepted Fcab Target delivered by Ltd did not meet the relevant Fcab Delivery Criteria, Denali nevertheless selects a Licensor Fcab or Joint Fcab for the development of mAb[2] as evidenced by initiation of GMP manufacture for a Licensed Product that incorporates such Licensor Fcab or Joint Fcab; or

(c)	in respect of any mAb[2] which contains a Licensor Fcab or a Joint Fcab.

Notwithstanding the final paragraph of this letter or the provisions of Section 13.11 of the Gamma IP Licence, this paragraph 1.3 shall (in addition to the F-star Parties) be for the benefit of and enforceable by the Shareholders of Gamma.

1.4	Technical Development.

1.4.1	Following the Letter Effective Date, the definition of the Technical Development Term in the LCA shall be deleted and replaced by the following: “ “Technical Development Term” means the Term”

1.4.2

Following the Letter Effective Date, the definition of the Technical Development Term in the Gamma IP Licence shall be deleted and replaced by the following: “ “Technical Development Term” means the Term”

1.4.3

In addition to Gamma’s obligations under Section 4.3 of the Gamma IP Licence, Gamma shall, and shall procure that Denali shall, within [***] following the end of each [***] during the Technical Development Term, provide to Ltd (i) [***] and (ii) a [***] during such [***] and the [***]. Gamma’s obligations under this Section 1.4.3, including its obligations under Section 4.3 of the Gamma IP License, shall expire upon [***] (as defined in the Gamma IP License).

CONFIDENTIAL	6

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request

[F-star Letterhead]

1.5

Diligence. Without limiting Sections 4.2, 4.3, and 4.7 of the LCA, in respect of the second and third Accepted Fcab Targets, following Denali’s written request to Ltd to [***], Denali shall [***] to [***] transfer to Gamma [***] and perform [***] and [***]. In addition, Denali shall [***] transfer to Gamma [***] in connection with and as necessary for [***].

1.6

Gamma IP License. The parties acknowledge that the first sentence of Section 13.3.2 of the Gamma IP License shall not apply to Denali’s acquisition of Gamma, such that following the Completion (as defined in the Buy-Out Option Agreement), Denali shall be an Affiliate of Gamma for purposes of the Gamma IP License.

1.7	Disclosure Notice. The Parties acknowledge that concurrently with the execution of this Letter Denali is providing a Disclosure Notice pursuant to the Buy-Out Option Agreement.

Please confirm your agreement to the foregoing by countersigning this Letter below and returning a signed copy to me.

This Letter may be executed in any number of counterparts, each of which when executed shall constitute a duplicate original, but all the counterparts together shall constitute the one agreement.

The provisions of Section 7.10, 7.11 and 7.12 of the Gamma IP Licence shall apply to any payments to be made pursuant to this Letter on the basis that the reference to Party therein, for the purposes of this letter only, [***].

CONFIDENTIAL	7

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request

[F-star Letterhead]

This Letter, including any non-contractual disputes or claims, shall be governed by and construed in accordance with the laws of England and Wales and the provisions of Article 13 of the Gamma IP Licence shall apply to it.

Yours sincerely,

/s/ John Haurum
Name: John Haurum, CEO
For and on behalf of F-STAR GAMMA LIMITED

/s/ John Haurum

Name:
For and on behalf of F-STAR BIOTECHNOLOGY LIMITED

/s/ John Haurum

Name:
For and on behalf of F-STAR BIOTECHNOLOGISCHE FORSCHUNGS-UND ENTWICKLUNGSGES.M.B.H

Acknowledged and agreed by:

/s/ Ryan Watts
Name: Ryan Watts, CEO
For and on behalf of DENALI THERAPEUTICS INC.

8